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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 24, 2002

                        BioMarin Pharmaceutical Inc.
          (Exact name of registrant as specified in its charter)


     Delaware                        000-26727                   68-0397820
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:        (415) 884-6700


                              Not Applicable
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        (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On June 24, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced detailed results from the six-month double-blind Phase 3 clinical trial of its product candidate Aldurazyme(TM) (laronidase) and preliminary six-month findings from the trial's ongoing open-label extension study. The Registrant's press release issued on June 24, 2002 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1      Press Release of the Registrant dated
                                    June 24, 2002






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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BioMarin Pharmaceutical Inc.,
                             a Delaware corporation


Date: June 24, 2002                 By: /s/ Fredric D. Price
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                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                              EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated June 24, 2002